Temporary Certificate - Exchangeable for Definitive Engraved Certificate
                          When Ready for Delivery

        [NUMBER]                                          [SHARES]
      [----------]                                      [----------]
      |  A 18179 |                                      | SPECIMEN |
      [----------]                                      [----------]

                   MERRY LAND & INVESTMENT COMPANY, INC.
             Incorporated Under the Laws of the State of Georgia

      COMMON STOCK
    [---------------]                                 CUSIP 590438 10 7
    |               |                              See Reverse for Certain
    [---------------]                                    Definitions
[-------------------------------------------------------------------------]
|                                                                         |
|    This certifies that                                                  |
|                                                                         |
|                                                                         |
|                                                                         |
|                                  SPECIMEN                               |
|                                                                         |
|                                                                         |
|    is the                                                               |
|    owner of                                                             |
|                                                                         |
[-------------------------------------------------------------------------]

       Fully Paid and Non-Assessable Shares Without Par Value of the
                          Capital Common Stock of

  Merry Land & Investment Company, Inc. transferable in person or by duly authorized attorney, upon surrender of this Certificate, properly endorsed.
  This Certificate is not valid until countersigned and registered by the
                        Transfer Agent and Registrar

                            CERTIFICATE OF STOCK

Witness, the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.


Dated                             {SEAL}             W. Tennent Houston
                                                                     President
[--------------------]     Merry Land & Investment
|                    |          Company, Inc.
|                    |
|                    |         Corporate Sea         W. Hale Barrett
|                    |             1966                              Secretary
|                    |           Georgia
|                    |
[--------------------]            {SEAL}

                    MERRY LAND & INVESTMENT COMPANY, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     UNIF GIFT MIN ACT -- __________ Custodian __________
                            (Qual)               (Minor)
                          under Uniform Gifts to Minors Act _______________
                                                                (State)
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship
                and not as tenants in common

   Additional abbreviations may also be used though not in the above list.



For value received, _____ hereby sell, assign and transfer unto

Please Insert Social
Security Number of
Assignee
[--------------------]
|                    |
|                    |
[--------------------]


- -----------------------------------------------------------------
          Please Print or Typewrite Name and Address Including
                       Postal Zip Code of Assignee

_________________________________________________________________

_________________________________________________________________

__________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, ____________________

               __________________________________________________
     NOTICE: The Signature to this Assignment must Correspond with the Name as Written upon the Face of the Certificate in Every Particular, Without Alteration or Enlargement, or Any Change Whatever.